                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                  June 13, 2002
                Date of Report (Date of Earliest Event Reported)


                      SEQUOIA MORTGAGE FUNDING CORPORATION
     (as Depositor with respect to the issuance of Sequoia Mortgage Trust 7,
                         Collateralized Mortgage Bonds)


                      SEQUOIA MORTGAGE FUNDING CORPORATION
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


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
                   Delaware                               333-22681                     91-1771827
                  --------                                ---------                      ----------
(State or Other Jurisdiction of Incorporation)    (Commission File Number)    (I.R.S. Employer Identification No.)
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                         591 Redwood Highway, Suite 3120
                              Mill Valley, CA 94941
                   ------------------------------------------
                    (Address of Principal Executive Offices)



                                 (415) 389-7373
                        ---------------------------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.        OTHER EVENTS

               On May 1, 2002, Sequoia Mortgage Trust 7 (the "Issuer"), HSBC Bank USA (the "Indenture Trustee") and Wells Fargo Bank, Minnesota, N.A. (the "Master Servicer") entered into an indenture (the "Indenture"), pursuant to which the Sequoia Mortgage Trust 7 Collateralized Mortgage Bonds in the aggregate principal amount of $572,000,200 were issued. In connection with the offering of Collateralized Mortgage Bonds, the Issuer, Redwood Trust, Inc. ("Redwood") and Sequoia Mortgage Funding Corporation (the "Company") entered into a Mortgage Loan Purchase Agreement dated May 1, 2002 (the "Mortgage Loan Purchase Agreement") pursuant to which Redwood conveyed to the Company and the Company in turn conveyed to the Issuer as of the initial closing on May 29, 2002 (the "Initial Closing"), the Initial Mortgage Loans. The Indenture, with accompanying Exhibits, is annexed hereto as Exhibit 99.1. The Opinion as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 7 Collateralized Mortgage Bonds is attached hereto as Exhibit 99.2.

Item 7(c).     Exhibits

               99.1 Indenture between Sequoia Mortgage Trust 7, HSBC Bank USA and Wells Fargo Bank Minnesota, N.A., dated as of May 1, 2002.

               99.2 Opinion of GnazzoThill, A Professional Corporation, dated May 29, 2002, as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 7 Collateralized Mortgage Bonds.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 13, 2002



                                        SEQUOIA MORTGAGE FUNDING

                                        CORPORATION

                                        By:   /s/ Harold F. Zagunis
                                            ------------------------------------
                                            Harold F. Zagunis
                                            Secretary


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                                  EXHIBIT INDEX



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
Exhibit Number
--------------
99.1 Indenture between Sequoia Mortgage Trust 7, HSBC Bank USA and Wells Fargo Bank Minnesota, N.A., dated as of May 1, 2002

99.2 Opinion of GnazzoThill, a Professional Corporation, dated May 29, 2002, as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 7 Collateralized Mortgage Bonds
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